NextPlay Technologies, Inc. 8-K

Exhibit 99.1

NextPlay Technologies Closes Acquisition of 100% of International Financial Enterprise Bank, to Advance Fintech Solutions for eCommerce and Digital Media Platforms

SUNRISE, FL - - July 27, 2021 - - NextPlay Technologies, Inc. (NASDAQ: NXTP), a technology solutions company building a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, reported today that it has closed its previously announced acquisition of International Financial Enterprise Bank (IFEB), a global financial institution headquartered in San Juan, Puerto Rico.

The Company is pleased to announce that it has increased its previously disclosed intended stake in IFEB, and formally closed the acquisition of 100% of the Bank as of July 21st after receiving previously reported formal regulatory approval from the Office of the Commissioner of Financial Institutions of Puerto Rico (OCIF) for up to 100% ownership. Additionally, OCIF has granted NextPlay approval to change the bank’s name to NextBank International.

Consideration for the IFEB purchase included a $6.4 million cash payment made in April 2021, for a 57.1% ownership of IFEB and a further payment of $4.8 million to acquire the remaining 42.9% of IFEB, which was paid by way of issuing 1,926,750 shares of NextPlay’s restricted common stock (which is equivalent to US$2.50 per share issued).

IFEB brings NextPlay a full range of Fintech solutions, including concierge banking, online and mobile banking, credit cards, deposit and loans and escrow services. The bank’s charter and Fintech technology allows it to conduct business and serve customers anywhere in the world. Its mobile app is available to download for free from the Apple App Store or Google Play. Additionally, IFEB complements NextPlay’s Longroot initial coin offering (ICO) portal.

“The 100% acquisition of IFEB complements our Longroot Initial Coin Offering (ICO) unit and expands Longroot’s capabilities to potentially include access to cryptocurrency exchanges, online payments, digital wallet and mobile banking capabilities supporting the ICO portal with IFEB Fintech banking solutions,” commented NextPlay Co-CEO, Bill Kerby who further stated, “In addition to existing customers, revenue and targeted cashflow contributions, IFEB should strengthen our other business segments by providing unencumbered and dynamic access to merchant services for gaming, in-game advertising and travel.”

Additional information about the IFEB acquisition is available in NextPlay Technologies’ Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission and available at www.sec.gov.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of our existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, beliefs or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence and voting control over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term travel business success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our travel business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving travel, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of our recent acquisitions of Longroot Holding (Thailand) Company Limited (Longroot), HotPlay Enterprise Limited (HotPlay) and IFEB; the markets in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with the integration of the operations of HotPlay, Longroot and IFEB, which acquisitions we recently competed; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by the Company are detailed from time to time in the Company’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected.

The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Source: NextPlay Technologies

Company Contacts:

NextPlay Technologies, Inc

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

richard.marshall@nextplaytechnologies.com